SCHEDULE OF INVESTMENTS

Delaware Ivy Natural Resources Fund (in thousands)	DECEMBER 31, 2021 (UNAUDITED)

COMMON STOCKS	Shares	Value
Australia
Materials – 3.5%
BHP Group Ltd.(A)	282	$8,513

Total Australia - 3.5%		$8,513
Canada
Industrials – 2.0%
Li-Cycle Holdings Corp.(A)(B)	471	4,691

Materials – 16.0%
HudBay Minerals, Inc.	727	5,269
Nutrien Ltd.	154	11,566
Pan American Silver Corp.	115	2,860
Sprott Physical Uranium Trust(A)(B)	353	3,884
West Fraser Timber Co. Ltd.(A)	48	4,602
Wheaton Precious Metals Corp.	240	10,303

		38,484

Total Canada - 18.0%		$43,175
Hong Kong
Materials – 0.0%
China Metal Recycling (Holdings) Ltd.(B)(C)	30,000	—*

Total Hong Kong - 0.0%		$ —*
India
Energy – 0.2%
Reliance Industries Ltd.	16	513

Total India - 0.2%		$513
Ireland
Energy – 0.4%
Ardmore Shipping Corp.(B)	294	993

Total Ireland - 0.4%		$993
Norway
Energy – 2.8%
Equinor ASA ADR(A)	258	6,801

Total Norway - 2.8%		$6,801
United Kingdom
Materials – 3.1%
Anglo American plc	182	7,416

Total United Kingdom - 3.1%		$7,416
United States
Consumer Staples – 6.0%
Archer Daniels Midland Co.	68	4,608
Bunge Ltd.	72	6,719
Darling International, Inc.(B)	46	3,206

		14,533

Energy – 36.0%
Archaea Energy, Inc., Class A(B)	279	5,092
Black Stone Minerals L.P.	219	2,258
Chesapeake Energy Corp.	135	8,698
Chevron Corp.	64	7,532
Denbury, Inc.(B)	137	10,498
Enviva Partners L.P.	134	9,455
EOG Resources, Inc.	54	4,771
Equitable Resources, Inc.(B)	392	8,545
Kimbell Royalty Partners L.P.	537	7,316
Schlumberger Ltd.	305	9,146
Valaris Ltd.(B)	106	3,810
Valero Energy Corp.	130	9,779

		86,900

COMMON STOCKS (Continued)
Financials – 0.5%
Spring Valley Acquisition Corp.(B)	118	1,181

Industrials – 5.3%
Arcosa, Inc.(B)	180	9,488
Sunrun, Inc.(B)	101	3,466

		12,954

Materials – 15.0%
Air Products and Chemicals, Inc.	23	7,023
CF Industries Holdings, Inc.	126	8,890
Louisiana-Pacific Corp.	63	4,943
Newmont Corp.	204	12,637
Steel Dynamics, Inc.	47	2,913

		36,406

Real Estate – 6.1%
Weyerhaeuser Co.	358	14,725

Total United States - 68.9%		$166,699

TOTAL COMMON STOCKS – 96.9%		$234,110
(Cost: $265,878)

SHORT-TERM SECURITIES
Money Market Funds(D) – 8.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%	8,087	8,087
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares 0.010%(E)	12,705	12,705

		20,792

TOTAL SHORT-TERM SECURITIES – 8.6%		$20,792
(Cost: $20,792)

TOTAL INVESTMENT SECURITIES – 105.5%		$254,902
(Cost: $286,670)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (5.5)%		(13,401)

NET ASSETS – 100.0%		$241,501

Notes to Schedule of Investments

  *   Not shown due to rounding.

(A) All or a portion of securities with an aggregate value of $20,701 are on loan.

(B) No dividends were paid during the preceding 12 months.

(C) Securities whose value was determined using significant unobservable inputs.

(D) Rate shown is the annualized 7-day yield at December 31, 2021.

(E) Investment made with cash collateral received from securities on loan.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$234,110	$—	$—	*
Short-Term Securities	20,792	—	—
Total	$254,902	$—	$—	*

During the period ended December 31, 2021, there were no transfers in or out of Level 3.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at December 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost	$286,670

Gross unrealized appreciation	16,996

Gross unrealized depreciation	(48,764)

Net unrealized depreciation	$(31,768)